All Funds of the

LINCOLN FUNDS TRUST

(the “Trust”)

Supplement dated February 7, 2025

to the Funds’ currently effective Statement of Additional Information (“SAI”) dated September 27, 2024

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the SAI

This Supplement updates certain information in the Funds’ SAI. You may obtain a copy of a SAI free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lft.

1.	Effective January 21, 2025 (the “Effective Date”), Mary Schroeder resigned as a Trustee of Trust.

2.	As of the Effective Date, all references to Mary Schroeder in the Funds’ SAI are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE